EXHIBIT 99.1

vitacost.com

Vitacost.com Analyst Day

Las Vegas, NV

May 25, 2010

Safe Harbor Summary

These slides and accompanying oral presentation contain forward-looking statements. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs and other information that is not historical information. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "intend," "potential," "continue," "seek" or the negative of these terms or other comparable terminology or by discussions of strategy.

All forward-looking statements, including, without limitation, our examination of historical operating trends, are based upon our current expectations and various assumptions. We believe there is a reasonable basis for our expectations and beliefs, but they are inherently uncertain. We may not realize our expectations and our beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others:

- the current global economic downturn or recession;
- difficulty expanding our manufacturing and distribution facilities;
- significant competition in our industry;
- unfavorable publicity or consumer perception of our products on the Internet;
- the incurrence of material product liability and product recall costs;
- inability to defend intellectual property claims;
- costs of compliance and our failure to comply with government regulations;
- our failure to keep pace with the demands of our customers for new products;
- disruptions in our manufacturing system, including our information technology systems, or losses of manufacturing certifications; and
- the lack of long-term experience with human consumption of some of our products with innovative ingredients.

We believe that it is important to communicate our future expectations to our investors. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as required by applicable law, including the securities laws of the U.S. and the rules and regulations of the Securities and Exchange Commission, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. Consequently, forward-looking statements should be regarded solely as our current plans, estimates and beliefs. Potential investors should not place undue reliance on our forward-looking statements. Before investing in our common stock, investors should be aware that risks exist that could have a material adverse effect on our business, results of operations, financial condition, cash flows, customer relationships and value of our proprietary products. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

REQUIRED DISCLOSURES

Additional Information and Where to Find It

In connection with a consent revocation solicitation, Vitacost.com Inc. has filed a preliminary consent revocation statement on Schedule 14A with the Securities and Exchange Commission (the "SEC") on May 21, 2010. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE CONSENT REVOCATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VITACOST.COM INC. AND THE PROPOSED CONSENT REVOCATION. The definitive consent revocation statement (when it becomes available) will be mailed to Vitacost.com Inc. stockholders. Investors and stockholders may obtain a free copy of these documents (when available) and other documents filed by Vitacost.com Inc. at the SEC's website at www.sec.gov and at the Investor Relations section of our website at www.vitacost.com. The consent revocation statement and such other documents may also be obtained for free from Vitacost.com Inc. by directing such request to Vitacost.com Inc., Attention: Kathleen Reed, 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487, Telephone: 561-982-4180.

Vitacost.com Inc. and its directors and executive officers may be deemed to be participants in the solicitation of consent revocations from its stockholders in connection with the consent revocation solicitation. Information about Vitacost.com Inc.'s directors and executive officers is set forth in Vitacost.com Inc.'s preliminary consent revocation statement on Schedule 14A which has been filed with the SEC on May 21, 2010.

Vitacost.com Video



Presentation Agenda

- Ira Kerker, Chief Executive Officer
- Sonya Lambert, Chief Marketing Officer
- Bobby Brar, Vice President of Supply Chain
- Robert Hirsch, Chief Information Officer, & Cynthia Crissman, Production Scheduling Supervisor
- JoJo Carter, Director of Operations
- Richard Smith, Chief Financial Officer

Ira Kerker, Chief Executive Officer

Business Highlights

- Proprietary out-of-stocks down 70%
- SKU expansion progressing with 36,580 SKUs
- 2010 marks the first time Vitacost.com recognized in the top 100 list in Internet Retailer

Expand Distribution Capabilities

2010 Year of Investment!

- Install new A-frame technology to increase productivity
- Double orders processed per hour from 500 currently to 1,000
- Can reach 1,700 orders per hour at peak utilization
- All west coast shipping now done out of new Las Vegas DC
- SKU expansion goal of 60,000 by year-end

Las Vegas Update

- New facility in Las Vegas opened in April 2010; on-time and on-budget
- Approximately $6 million in Cap Ex
- On June 16, 2010 meeting with the Nevada Economic Development Board and City and County Managers

North Carolina Facility Update

- Construction on plant expansion began May 21, 2010
- Increasing plant from 112,000 to 225,000 square foot facility
- Implementing same A-Frame technology as Las Vegas distribution center
- North Carolina will provide up to $2.5 million in incentives based on program eligibility

Board Update

- 4/29/2010 - Board of Directors engaged the independent executive search and consulting firm of SSA Executive Search International to bring increased diversification to the Board
- 5/24/2010 - Nominating Committee met and narrowed down the search to less than 15 highly qualified candidates
- Company expects to begin holding interviews within the next week to 10 days

Sonya Lambert, Chief Marketing Officer

Where Are We?

Unique Visits Averaging: 1.3M per month

Website Conversion Strong: 15.7%
(YTD 2010)

AOV is Healthy: $73
(includes shipping, 1Q 2010)

Compare and Save: 28%
Proprietary Barometer



Merchandising Indicators

Shop by: "Price" & "Top Rated"

Product Recommendations: $87 influenced AOV

M Commerce: growing

CMS Deployed: Q4 and driving improved revenue on home page, category pages, etc.

Top Internet Retailer


internet
retailer
STRATEGIES FOR WEB-BASED RETAILING
2010 Edition
TOP
500
GUIDE

Top 500
Web Retailer Ranking
Ranking: 80

Health/ Beauty Category
Ranking: 4

Fastest Growing e-Tailer
Ranking: 48

Source: Internet Retailer Top 500 Guide 2010 Edition

Spring 2010 Online Satisfaction Index

We're in Good Company…

Customer Satisfaction Rating

Top Performers

Website	Satisfaction
Netflix.com	87
Amazon.com	86
Avon.com	83
Store.Apple.com	83
BN.com (Barnes and Noble)	82
Keurig.com	82
LLBean.com	82
QVC.com	82
Vitacost.com	82

- Over 23,000 US consumer households surveyed (Feb 2010)
- Measured visitor satisfaction with the Top 100 online retailers
- Two key success indicators: *Satisfaction & Purchase Intent*

Purchase Intent Rating

Website	Sat.	Purchase Intent
Amazon.com	86	92
Costco.com	78	90
Walmart.com	80	89
Kohls.com	80	89
Netflix.com	87	88
JCP.com (JC Penney)	80	88
CVS.com	78	88
Target.com	78	88
Avon.com	83	87
QVC.com	82	87
BN.com (Barnes & Noble)	82	87
Store.Apple.com	83	86
LLBean.com	82	86
Vitacost.com	82	86

Source: ForeSee Results, Spring 2010 Top 100 Online Retail satisfaction Index, published May 5, 2010

Customers Coming Back

Customers Who Canceled Orders in 1Q 2010



= $

Are they still with us? *YES*

- 39% have place an order in Q2
- 60 % have ordered proprietary products in Q2

Customers Coming Back

Redeemers of the 1Q 2010 Coupon



- 37% have since ordered in Q2
- 60% ordered proprietary products in Q2

Strategies 2010 – Going Forward

- WinBack Expanded Campaign – Test
- Natural Search
- Social Commerce
- Enterprise Email Platform
- Loyalty Program

Impact Across All Social Commerce Channels

Objectives		Impact
Provides Increased Transparency	▶	**Perfection not expected but high level of "customer care" is expected**
Attract New Customers	▶	**Through viral cross selling**
Increase Online Sales	▶	**AOV in social commerce channels higher**
Increase Loyalty	▶	**Encourage return visits, "loyalty" through real-time response . Lower Inquiries through Call Center (higher cost)**

Social Commerce

Community

Meet Mena

Launched: Nov. 2009

AOV Q1: $78

Forums: Most popular VMHS

Increases Loyalty

Twitter

"The Tweet"

RC
Where is my free tote bag? :(
May 14 at 9:03pm - · Flag

Vitacost.com
Hello Robert,
Do you have an order number for me so I can investigate for you?
Monday at 9:44am

RC
Matt from the CSR team emailed me and is taking care of it. One is in the mail.

This completely goes above and beyond my expectations. Keep up the excellent work!

:) -Your customer for life.

Real Time Problem Solving, Information Sharing

FaceBook

Over 6,000 Fans "likes"



Chloe Walker, Suzie Sword Fights, Aimee Luckeroth de Montoya and 6 others like this.
View all 19 comments
Bill Fiegener Jason's is better. Tom's of Maine's contains sodium lauryl sulfates and its owned by Proctor and Gamble.
11 hours ago

AOV Q1: $91

Interaction: Most active of all channels. Customer service, blog comments, product recommendations, fan-to-fan interaction

Viral Brand Awareness

vitacost.com

Meet Mena

The MyVitacost Community

Community.
vitacost.com

Bobby Brar, Vice President of Supply Chain

5 Key Areas of Supply Chain

- Product Selection
- Pricing Strategy
- Vendor Management / Replenishment
- Inventory Management
- Areas of Future Growth

Product Selection

Be more Consumer Centric and understand insights, trends, and changes in trends

1,837 Brands

36,580 SKUs

Pricing Strategy

Overall cost leadership strategy and to provide the best product selection at excellent prices

Resulted in two percentage points margin improvement in 2009

Q1 2009 vs. Q1 2010 - a three percentage points margin increase (before coupon drop)

Gross Margin Comparison



Gross Margin Comparison
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
48.5%
48.5%
48.5%
53.0%
53.4%
58.3%
60.4%
21.0%
22.0%
23.0%
24.0%
23.8%
27.1%
26.2%
2004
2005
2006
2007
2008
2009
Q1 2010
Proprietary
Third Party

vitacost.com

Units Sold Comparison

2009 Full Year

- 15.1 million units sold
- 41,475 units sold per day

1Q 2010

- 4.6 million units sold in 1st Quarter
- 51,477 units sold per day in 1Q10

Vendor Management / Replenishment

Over 425 Vendors

To Reduce Cost of Goods by Managing Vendor Relationship and Economics of Scale

2010 Improvement Projects:

EDI – Electronic Data Interchange

Vendor Performance Scorecard (Must arrive by Date)

Enhancements to Improve Forecasting and Previous Demand

Expand Product Offering

- *Solid growth in core VMHS business*
- *Opportunity to further increase presence in other faster growing, healthy-living categories*

		4Q09 Sales Increase y/y	1Q10 Sales Increase y/y
	Total Company Sales	*32%*	*25%*
	VMHS	*28%*	*23%*
Increased focus on higher growth categories!	*Beauty/Personal Care*	*46%*	*55%*
	Natural/Organic Foods	*73%*	*58%*
	Household Products	*59%*	*33%*
	Pets	*61%*	*59%*

vitacost.com

SKU Breakdown

Brands	# of SKUs 2009	# of SKUs 1Q10
Beauty	5,608	7,894
Sports Nutrition	1,495	2,632
Pets	433	1,752
Household	578	664

2010 - Expand Product Offering

Present	Goal: Year-End 2010
SKUs: 36,000+	***SKUs: 60,000+***
▪ Proprietary 875	▪ Proprietary 1,025 – 1,075
▪ Third-party >35,000	▪ Third-party 59,000
Inventory:	***Inventory:***
▪ In-house 15,000 SKUs	▪ In-house 20,000 SKUs
▪ Virtual 15,000 SKUs	▪ Virtual 40,000 SKUs

Areas of Future Growth

- Household
- Pet Care
- Baby Care
- International

Robert Hirsch, Chief Information Officer

Cynthia Crissman, Production Scheduling Supervisor

A Brief History

Legacy System ERP

HighJump Warehouse Management System WMS

BatchMaster Manufacturing System BMS

- "Best of Breed" approach
- Isolated in Silos by design
- Labor Intensive
- Store & Forward to WMS
- Manual Data Entry to BMS



A Brief History

Legacy System ERP

HighJump Warehouse Management System WMS

Process Pro Manufacturing System PMS

August 2009

- More robust MFG system
- Isolated in Silos by design
- Labor Intensive
- Store & Forward to WMS
- Manual Data Entry to PMS



A Brief History


Microsoft Dynamics AX ERP
Nov. 2009
HighJump Warehouse Management System WMS
Process Pro Manufacturing System PMS
▪ Implemented Microsoft AX
▪ Direct WMS Integration
▪ Manual Data Entry to PMS
Q1 NLS Growth eliminates contract manufacturing capability and excess capacity

New Process


Microsoft Dynamics AX ERP
HighJump Warehouse Management System WMS
Process Pro Manufacturing System PMS
▪ ERP Tightly coupled to WMS
▪ ERP Transactional integration to PMS
Q2 2010 – Transactional Data Integration

New Process


EDI 850
Vitacost Purchasing Team creates PO in AX
AX pushes transaction to ProcessPro
ProcessPro receives transaction and creates Sales Order
Acknowledgement and confirmation
EDI 855

EDI X.12

Electronic Data Interchange

- **EDI X.12 implementation scheduled for 2Q/3Q 2010**
- **First trading partners selected**
- **Value-Added Network (VAN) and software provider selected**

New Process


EDI 850
Vitacost Purchasing Team creates PO in AX
AX pushes transaction to ProcessPro
ProcessPro receives transaction and creates Sales Order
EDI X.12
Acknowledgement and confirmation
EDI 855
NLS creates MRP dataset
NLS runs MRP Planner
NLS selects and creates batches via MRP
Scheduler is verified
Batch paperwork is sent to production - Batch is completed
Product moves to quality control
Ship product and paperwork to the Dist Centers
Las Vegas, NV
Lexington, NC

NLS Adoption of MRP

- Ensure materials and products are available for production and delivery to customers
- Maintain the lowest possible level of inventory
- Plan purchasing, manufacturing, and delivery schedules with efficiency
- Use of ProcessPro to eliminate duplication of data entry and spreadsheets (paperless integration)

MRP Benefits

- MRP customized to NLS process
- Achieving efficiencies through upgraded technology
- MRP will integrate ordering of raw materials, packaging material, and labels
- MRP increasing visibility and real-time information
- Improved customer satisfaction by improving on-time delivery

Next Steps

- MFG Labor Tracking and Workflow – July 2010
- EDI Roll-out for Vitacost and NLS 2Q/3Q 2010
- Shop Floor Control – 3Q/4Q 2010



JoJo Carter, Director of Operations

History of Fulfillment

- 1994 – 2004 Pick to Paper (labor intensive)
- 2005 – 2007 Pick to Light, Conveyor System and RF Scanners
- 2007 Add Carousals
- 2010 Introduction of A-Frame Technology

A-Frame Technology

- A-Frame – high-speed, auto pick and pack
- 20% of units will be automatically picked with no human hands
- Fully integrated into warehouse management system
- WCS (Warehouse Control System)
- Eliminate need for quality control in shipping lanes, thereby increasing overall through-put
- Will double the number of orders processed from approximately 500 per hour currently to 1,000 per hour
- LV will be able to process 1,700 orders per hour at peak utilization

Orders Shipped 2004 – 1Q 2010



3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
CAGR of 42.2% from 2004-2009
2004
2005
2006
2007
2008
2009
1Q 2010

vitacost.com

Vegas Distribution Center Summary

- 63,000 to 155,000 square foot facility
- Facility opened on-track and on-budget
- Implementing VLM (Vertical Lift Module) for fast turning virtual inventory
- Deploying 5,000 square foot freezer
- Efficiencies will decrease fulfillment as a percent of sales going forward

Richard Smith, Chief Financial Officer

Financial Highlights

- Substantial revenue growth and diversification
- Advantageous working capital characteristics
- Strong gross margin structure
- Strong movement to profitability
- Scalable model
- Long-term earnings growth expected to outpace revenue
- 2010 year of investment

Quarterly Historical Revenue

($ Millions)


2007
2008
2009
2010
60
50
40
30
20
10
0
22.8
23.8
25.6
27.6
33.2
35.5
36.7
38.2
45.9
47.3
48.4
50.3
57.2
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1

Income Statement

($ Millions)

	2006	2007	2008	2009
Revenue	***$66.4***	***$99.3***	***$143.6***	***$191.8***
Y-o-Y Revenue Growth (%)	*59.9%*	*49.6%*	*44.6%*	*33.6%*
Gross Profit	***$19.3***	***$28.9***	***$38.1***	***$61.2***
Gross Margin %	*29.1%*	*29.1%*	*26.5%*	*31.9%*
Fulfillment Expense	***$4.1***	***$6.6***	***$8.4***	***$9.0***
% of revenue	*6.2%*	*6.7%*	*5.8%*	*4.7%*
S&M	***$7.0***	***$10.8***	***$13.1***	***$14.3***
% of revenue	*10.5%*	*10.9%*	*9.2%*	*7.4%*
G&A	***$8.0***	***$11.1***	***$14.9***	***$14.5***
% of revenue	*12.1%*	*11.1%*	*10.4%*	*7.6%*
Adjusted Operating Income	***$0.2***	***$0.3***	***$1.7***	***$19.8***
Operating Margin %	*0.2%*	*0.3%*	*1.2%*	*10.3%*
Net Income	***$0.2***	***$1.8***	***$0.0***	***$12.9***
Adjusted EBITDA [1]	***$1.2***	***$3.3***	***$5.3***	***$24.4***
Adjusted EBITDA Margin % [1]	*1.8%*	*3.3%*	*3.7%*	*12.7%*

(1) Adjusted EBITDA excludes depreciation, amortization, stock-based compensation expense and one-time non-cash items.

Balance Sheet

($ Millions)

	1Q 2010	2009
Cash and Cash Equivalents	$8.6	$8.7
Securities Available for sale	35.6	35.8
Accounts Receivable, net	1.0	0.7
Inventory, net	28.0	28.1
Total Assets	**$113.6**	**$107.7**
Accounts Payable, Accrued Expenses and Other Current Liabilities [(1)]	25.7	23.3
Total Long-term Debt	4.5	4.8
Total Liabilities	**35.3**	**33.2**
Total Liabilities & Stockholders Equity	**$113.6**	**$107.7**

(1) Other current liabilities include deferred revenue and income taxes payable.

First Quarter 2010

	1Q10	1Q09	%chg y/y
Net Sales	**$57.2**	**$45.9**	**24.6%**
Cost of Goods Sold	40.8	30.9	32.1%
Gross Profit	16.4	15	9.1%
Fulfillment	3.2	1.7	87.7%
Sales & Marketing	3.7	3.1	19.1%
General & Administrative	5.6	4.1	38.5%
Total Operating Expenses	12.6	8.9	41.1%
Operating Income	3.8	6.1	-37.8%
Interest Income	0	0	34.9%
Interest Expense	-0.1	-0.2	-30.3%
Other Income (Expense)	0	0	-48.7%
Income (loss) before taxes	3.7	5.9	-37.8%
Income Tax (expense) benefit	-1.2	-2.3	-47.9%
Net Income (loss)	$2.5	$3.7	-31.4%
EPS			
Fully Diluted	$0.09	$0.15	-42.5%
Fully Diluted Shares Outstanding	28,528.6	23,914.0	19.3%
EBITDA	$5.0	$7.0	-28.4%

vitacost.com

Second Quarter 2010 Guidance

- Revenue in the range of $57.2M to $58.2M
- Earnings per diluted share in the range of $0.09 to $0.10
- Fully diluted shares outstanding of 29.4 million
- Tax rate 38.0%

Investment Highlights

- A leading online retailer and direct marketer of health and wellness products, vitamins and dietary supplements
- Large and growing market opportunity
- Superior customer value, product selection and experience
- Growing loyal customer base
- Grow profitability through margin expansion
- Strong infrastructure to support growth
- Experienced management team